UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
AMENDMENT NO. 1
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIFEWAY FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LIFEWAY FOODS, INC.
6431 W. OAKTON
MORTON GROVE, IL 60053

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 2013

TO OUR SHAREHOLDERS:

You are invited to be present either in person or by proxy at the Annual Meeting of Shareholders of Lifeway Foods, Inc., an Illinois corporation (the “Company”), to be held at the Holiday Inn, 5300 W. Touhy Ave., Skokie, Illinois 60077, on June 20, 2013 at 2:00 p.m. local time (the “Meeting”), to consider and act upon the following:

1.    The election of seven Directors to serve until the next meeting or until their successors are duly elected and qualified.

2.    The amendment of the Company’s Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance.

3.    The amendment and restatement of the Company’s Articles of Incorporation.

4.    The ratification of the appointment of Plante & Moran, PLLC, as independent auditors for the next fiscal year.

5.    The approval of the non-binding advisory resolution approving the compensation of our named executive officers.

6.    The vote upon a non-binding advisory proposal as to the frequency (every one, two or three years) with which the non-binding shareholder vote to approve the compensation of our named executive officers should be conducted.

7.    The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Only shareholders of the Company’s Common Stock, of record at the close of business on April 26, 2013 will be entitled to notice of and to vote at the Meeting.  The stock transfer books of the Company will remain open.

WE INVITE EACH OF YOU TO ATTEND THE MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES VIA THE INTERNET OR THE TOLL-FREE TELEPHONE NUMBER AS DESCRIBED IN THE ENCLOSED MATERIALS.  IF YOU RECEIVED A PROXY CARD BY MAIL, PLEASE SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR VOTE BY PROXY WILL NOT BE USED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE, REGARDLESS OF THE MANNER USED TO TRANSMIT YOUR VOTING INSTRUCTIONS.

BY ORDER OF THE BOARD OF DIRECTORS

Ludmila Smolyansky
Chairperson of the Board
Skokie, Illinois
May __, 2013

LIFEWAY FOODS, INC.

PROXY STATEMENT

PROCEDURAL MATTERS

THIS PROXY STATEMENT IS FURNISHED TO THE SHAREHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE “COMPANY” or “LIFEWAY”), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE “MEETING”) TO BE HELD AT 2:00 P.M., LOCAL TIME, ON JUNE 20, 2013, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

On or about May 10, 2013, the Company inadvertently furnished a Notice of Meeting and Proxy Statement (the “Original Proxy Statement”) relating to the Annual Meeting to shareholders. Since that time, the Company has revised the Original Proxy Statement to (i) separate Proposal 2 in the Original Proxy Statement into two separate proposals (Proposal 2 and Proposal 3 in this Proxy Statement) to be submitted to the shareholders at the Meeting and (ii) expand disclosure regarding Proposal 2 and Proposal 3. Proposal 1, Proposal 4, Proposal 5 and Proposal 6 as set forth herein, are substantially unchanged from the Original Proxy Statement.

The proxy card accompanying this Revised Proxy Statement allows you to vote on all six (6) proposals for which the Company is seeking your approval.  VOTES CAST IN CONNECTION WITH THE ORIGINAL PROXY STATEMENT WILL NOT BE COUNTED. IN ORDER FOR YOUR VOTE TO BE COUNTED ON ANY OF THE SIX (6) PROPOSALS FOR WHICH THE COMPANY IS SEEKING YOUR APPROVAL, YOU MUST SUBMIT THE REVISED PROXY CARD ACCOMPANYING THIS REVISED PROXY STATEMENT.

Shareholders of record of common stock of the Company, no par value (the “Common Stock”) at the close of business on April 26,  2013 (the “Record Date”), will be entitled to notice of and to vote at the Meeting.  The Meeting will be held at the Holiday Inn, 5300 W. Touhy Ave., Skokie, Illinois 60077.  Proxies received prior to the Meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each nominee for Director named in this Proxy Statement and in favor of each other proposal set forth in this Proxy Statement.  A shareholder who votes by proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the Meeting and voting in person.  Beneficial owners wishing to vote at the Meeting who are not shareholders of record on the Company’s books (e.g., persons holding in street name) must bring to the Meeting a power of attorney or proxy in their favor signed by the holder of record in order to be able to vote.

SOLICITATION OF PROXIES

Our proxy materials are primarily available to shareholders on the Internet, as permitted by rules of the U.S. Securities and Exchange Commission (the “SEC”).  Our Proxy Materials are first being mailed to shareholders beginning approximately May __, 2013.

All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company.  In addition to solicitation of proxies by mail, the directors, officers and investor relations staff (who will receive no compensation in addition to their regular remuneration) of the Company named herein may solicit the return of proxies by telephone, telegram or personal interview.  As of this date, the Company has retained Broadridge Financial Solutions, Inc. (“Broadridge”), an outside firm, to solicit proxies solely from individual shareholders of record and to print proxy notices and other related materials.  The services provided by Broadridge to the Company are expected to cost approximately $6,000.  The Company has also retained Automatic Data Processing, Inc. (“ADP”), at an approximate cost of $3,000, to contact banks, brokerage houses and other custodians, nominees and fiduciaries with requests to forward copies of the proxy materials to their respective principals and to request instructions for voting the proxies.  The expenses of such banks, brokerage houses and other custodians, nominees and fiduciaries in connection therewith are covered by the estimated fee to be paid by the Company to ADP.  Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

VOTING OF PROXIES

A form of proxy is provided for use at the Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.  Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof.

VOTING SECURITIES AND VOTE REQUIRED

Only holders of the 16,346,017 shares of Common Stock, no par value per share, of record outstanding at the close of business on April 26, 2013, will be entitled to vote at the Meeting.  Each holder of Common Stock is entitled to one vote for each share held by such holder.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.  Under the rules of the SEC, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposal 1.  Votes withheld in connection with the election of one or more of the nominees for Director or Proposal 1 will be counted as votes cast against such individuals or Proposal 1 and will be counted toward the presence of a quorum for the transaction of business.  If no direction is indicated, the proxy will be voted for the election of the nominees for Director and for Proposal 1.  The form of proxy provides for withholding of votes with respect to the election of Directors and a shareholder present at the Meeting also may abstain with respect to such election.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2012 (the “Annual Report”) has been posted along with this Proxy Statement.  Shareholders are referred to the Annual Report for information concerning the Company’s business and operations, but the Annual Report is not part of the proxy soliciting materials.

PROPOSAL 1: ELECTION OF DIRECTORS

Seven Directors are to be elected at the Meeting.  Directors will be elected at the Meeting to serve until the next annual meeting of shareholders of the Company or until each of their successors shall be duly elected and qualified.  As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election of each of the seven nominees of the Board named below as Directors of the Company.  Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Company), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board.  Each of the nominees is currently serving as a Director of the Company.

REQUIRED VOTE

The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors.  Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO ELECT THE DIRECTORS NOMINATED HEREIN TO SERVE AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The names of the nominees and certain information with regard to each nominee follows:

NAME	AGE	TITLE
Ludmila Smolyansky	62	Director and Chairperson of the Board of Directors
Julie Smolyansky	37	CEO, President, and Director
Pol Sikar	64	Director
Renzo Bernardi	60	Director
Gustavo Carlos Valle	48	Director
Paul Lee	38	Director
Jason Scher	38	Director

DIRECTORS AND DIRECTOR NOMINEES

LUDMILA SMOLYANSKY, 62, was appointed as a Director by the Board to fill a vacancy created by an increase of the maximum number of Directors up to seven and unanimously elected as the Chairperson of the Board in November 2002. For more than 20 years, Mrs. Smolyansky has been the operator of several independent delicatessen, gourmet food distributorship businesses and imported food distributorships. In 2002, prior to the commencement of her tenure as a Director, she was hired by the Company as its General Manager. Mrs. Smolyansky devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Mrs. Smolyansky is the mother of Julie Smolyansky (the President, Chief Executive Officer, and a Director of the Company) and Edward P. Smolyansky (the Chief Operating Officer, Treasurer, Chief Financial and Accounting Officer and Secretary of the Company). Mrs. Smolyansky brings many years of food industry experience to the Board.

JULIE SMOLYANSKY, 37, was appointed as a Director, and elected President, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company by the Board of Directors to fill the vacancies in those positions created by the death of her father, Michael Smolyansky, in June 2002. She is a graduate with a Bachelor’s degree from the University of Illinois at Chicago. Prior to her appointment, Ms. Smolyansky spent six years as the Company’s Director of Sales and Marketing. She devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Ms. Smolyansky is the daughter of Ludmila Smolyansky, the Chairperson of the Board. In 2004, Ms. Smolyansky resigned as Chief Financial Officer and Treasurer and Edward Smolyansky, Ms. Smolyansky’s brother, was appointed to such positions. Ms. Smolyansky brings historical and operational expertise and experience to the Board.

POL SIKAR, 64, has been a Director of the Company since its inception in February 1986. He is a graduate with a Master’s degree from the Odessa State Institute of Civil Engineering in Russia. For more than 13 years, he has been President and a major shareholder of Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company. Mr. Sikar holds no other directorships in any other reporting company. Mr. Sikar has been a Director since inception and brings a historical perspective to the Board.

RENZO BERNARDI, 60, has been a Director of the Company since 1994. Mr. Bernardi is the president and founder of Renzo & Sons, Inc., a dairy and food service company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 30 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi devotes as much time as necessary to the business of the Company. Mr. Bernardi holds no other directorships in any other reporting company. Mr. Bernardi brings deep industry experience to the Board.

GUSTAVO CARLOS VALLE, 48, has been a Director of the Company since June 19, 2009. He is an Argentine citizen and was appointed President and CEO of the Dannon Company, Inc. effective April 1, 2009. Mr. Valle joined Danone Argentina in 1996 as Vice President Finance where he became CEO of Danone Waters Argentina in 2002. Two years later, he was appointed

CEO of Danone Brazil. Mr. Valle graduated in Economics from Buenos Aires University in Argentina. Mr. Valle currently holds no other directorships in any other reporting company. Mr. Valle has been designated by DS Waters, L.P. (as the related successor to The Dannon Company, Inc.) to be its representative to the Board in accordance with the terms of that certain Stockholders’ Agreement, as amended, between the Company, Dannon and certain shareholders. Mr. Valle brings deep industry experience to the Board.  Mr. Valle devotes as much time as necessary to the business of the Company.

PAUL LEE, 38, was elected as a Director of the Company to fill a vacancy on the Board of Directors created by the resignation of Eugene Katz in July 2012. Mr. Lee joined Lightbank Inc. as a Partner in February 2011. Previously, Mr. Lee was Managing Director and Group Head for Digital Ventures at Playboy Enterprises, and was a founding member and Senior Vice President at the Peacock Equity Fund. Mr. Lee brings financial and strategic experience to the Company’s Board of Directors.  Mr. Lee devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

JASON SCHER, 38, was elected as a Director of the Company to fill a vacancy on the Board of Directors in July 2012. Mr. Scher is the Chief Operating Officer of Vosges Haut-Chocolat. Mr Scher previously served as principal in Khoury Construction and RP3 Development. His strong leadership has been instrumental in laying a foundation for an entrepreneurial growing business. Mr. Scher also brings financial and strategic experience to the Company's Board of Directors.  Mr. Scher devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

EXECUTIVE OFFICERS

EDWARD P. SMOLYANSKY, 33, was appointed as Chief Financial and Accounting Officer and Treasurer of Lifeway in November 2004. He was also appointed Chief Operating Officer and Secretary in 2012. He had served as the Controller of the Company from June 2002 until 2004.  He received his baccalaureate degree in finance from Loyola University of Chicago in December 2001. Edward P. Smolyansky is the brother of Company President and Chief Executive Officer Julie Smolyansky and the son of Lifeway’s Chairperson of the Board, Ludmila Smolyansky.

VALERIY NIKOLENKO, 67, Vice President of Operations, has been VP of Operations for 16 years with Lifeway.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Based on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that none of its Directors, executive officers or persons who beneficially own more than 10% of the Company’s Common Stock failed to comply with Section 16(a) reporting requirements in fiscal year ended December 31, 2012, except for (i) Ms. Julie Smolyansky who failed to timely file one Form 4 regarding six transactions, and (ii) each of Messrs. Paul Lee and Jason Scher, each of whom failed to timely file a Form 3.

BOARD AND COMMITTEE MEETINGS

Board Leadership.

Since 2004, the positions of Chairperson of the Board of the Company and Chief Executive of the Company have been held by different individuals.  Currently, Ludmila Smolyansky serves as Chairperson of the Board of the Company and Julie Smolyansky as Chief Executive of the Company.  These two individuals provide leadership to the Board of Directors by setting the agenda for Board meetings, preparing information and alternatives for presentation to the Board and leading discussions among, and facilitating decision making by, the Board of Directors.

The Board believes that this structure is appropriate because it results in a balanced leadership, combining a separate independent Chairperson together with a member of management involved in the day-to-day operation of the Company’s business.

During 2012, the Company’s Board of Directors held four regular meetings (the Company’s annual meeting of shareholders and Directors and quarterly meetings).  In 2012, four of the five Directors serving at that time attended the Company’s annual meeting.  Each director except Mr. Valle attended at least 75% of all meetings of our board of directors and committees on which he or she served that were held during such Director’s term during 2012.  Shareholders of the Company may send communications to the Board of Directors via the Company’s Investor Relations department, which makes such communications available to the Directors as appropriate, to LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053, telephone (847) 967-1010, fax (847) 967-6558.  The Investor Relations department can be reach via email at: info@lifeway.net.

Related Transactions.

We have determined that there are no related party transactions in excess of the lesser $120,000 or 1% of the average of the Company’s total assets for each of 2011 and 2012, since the beginning of 2011 or currently proposed, involving the Company.

Director Independence.

In evaluating director independence, the Company has adopted the definition set forth in Rule 4200 of the NASDAQ Marketplace Rules. The Company’s Board of Directors, taking into consideration the relationships described in the Certain Relationships and Related Transactions section above, has determined that of the Company’s current Directors, Pol Sikar, Renzo Bernardi, Paul Lee and Jason Scher were independent of management.

Board Committees.

The Lifeway Audit Committee (the “Committee”), comprised of Messrs. Sikar, Bernardi, and Katz, pre-approved Plante & Moran, PLLC as the Company’s independent auditor for the year-ended December 31, 2012 and has adopted the following guidelines regarding the engagement of the Company’s independent auditor to perform services for the Company. Mr. Katz thereafter declined to stand for re-election. Mr. Lee was subsequently elected and appointed to fill Mr. Katz’ vacancy on the Company’s Board of Directors and the Committee.

Up until the expiration of Mr. Katz’s term at the 2012 Annual Meeting, the Company’s Audit Committee (the “Audit Committee”) consisted of Messrs. Sikar, Bernardi and Katz.  The Company’s Board of Directors examined the qualifications of its Audit Committee members and has determined Mr. Lee to be an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC, and all of the Audit Committee members have an understanding of finance and accounting and are able to read and understand fundamental financial statements.  Audit Committee members are appointed by the full Board.
The functions of the Audit Committee are to review the Company’s internal controls, accounting policies and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; to review the services and fees of the independent auditors, including pre-approval of non-audit services and the auditors’ independence; and to recommend to the Board of Directors for its approval and for ratification by the shareholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company.

The Board of Directors does not have a standing nominating committee, compensation committee or any committees performing similar functions.  As there are only seven Directors serving on the Board, it is the view of the Board that at least a majority of the Directors should participate in the process for the nomination and review of potential Director candidates and for the review of the Company’s executive pay practices.  Accordingly, Julie Smolyansky and Ludmila Smolyansky, who are not considered independent, participate in the nominating process and the Company’s executive compensation practices, in each case together with the independent Directors.  It is the view of the Board that participation of at least a majority of Directors in the duties of the nominating and compensation committees ensures not only as comprehensive as possible a review of Director candidates and executive compensation, but also that the views of independent, employee and shareholder Directors are considered.

The Board does not have any formal policy regarding the consideration of director candidates recommended by shareholders; any recommendation would be considered on an individual basis.  The Board believes this is appropriate due to the lack of such recommendations made in the past, and its ability to consider the establishment of such a policy in the event of an increase of such recommendations.  Accordingly, there have been no material changes to the procedure by which any security holder may recommend nominees to the Board.  The Board welcomes properly submitted recommendations from shareholders and would evaluate shareholder nominees in the same manner that it evaluates a candidate recommended by other means.  The deadline for submitting nominees to the Board is January 10, 2014.  Shareholders may submit candidate recommendations by mail to LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053.  With respect to the evaluation of director nominee candidates, the Board has no formal requirements or minimum standards for the individuals that it nominates.  Rather, the Board considers each candidate on his or her own merits.  However, in evaluating candidates, there are a number of factors that the Board generally views as relevant and is likely to consider, including the candidate’s professional experience, his or her understanding of the business issues affecting the Company, his or her experience in facing issues generally of the level of sophistication that the Company faces, and his or her integrity and reputation.  With respect to the identification of nominee candidates, the Board has not developed a formalized process.  Instead, its members and the Company’s senior management have recommended candidates whom they are aware of personally or by reputation.

The Company does not currently have a formal process for shareholders to send communication to the Board.  In the opinion of the Board, it is appropriate for the Company not to have such a formal process in place because the Board believes there is currently not a need for a formal policy due to, among other things, the limited number of shareholders of the Company and the infrequency of such communications in the past. While the Board will, from time to time, review the need for a formal policy, at the present time, shareholders who wish to contact the Board may do so by submitting any communication to the Company at LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053 with an instruction to forward the communication to a particular Director or the Board as a whole.

During 2012 through the date of this Proxy Statement, Ludmila Smolyansky, Julie Smolyansky and Edward Smolyansky collectively controlled more than 50% of the voting power of our Common Stock.  See “Security Ownership of Certain Beneficial Owners and Management,” below.  Consequently, we are a “controlled company” under applicable Nasdaq rules.  Under these rules, a “controlled company” may elect not to comply with certain Nasdaq corporate governance requirements, including requirements that: (i) a majority of the Board of Directors consist of independent Directors; (ii) Director nominees be selected or recommended to the Board of Directors for selection by a majority of the independent Directors or by a nominating committee composed solely of independent Directors; and (iii) compensation of officers be determined or recommended to the Board of Directors by a majority of its independent Directors or by a compensation committee that is composed entirely of independent Directors.  We have elected to use each of these exemptions although our Board of Directors currently consists of a majority of independent Directors.

Oversight of Risk Management.

The Company’s management is responsible for assessing and managing Lifeway’s exposure to various risks.  Responsibility for risk oversight by the Board of Directors lies with the entire Board. Therefore,  the responsibility for the administration of this risk oversight lies primarily with the Board’s leadership.

The Company’s principal risks exist in the potential for rising milk prices, the Company’s primary raw material,  and from competitors producing dairy-based probiotic products.  The Board addresses at least annually the principal current and future risk exposures of the Company.  The Board receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputation risks.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company.  The Audit Committee consists of three Directors, Messrs. Sikar, Bernardi and Lee, each of whom is an independent director in accordance with the Securities and Exchange Act of 1934 (the “Exchange Act”) and the Nasdaq listing standards.  In accordance with the Exchange Act and the Nasdaq listing standards, Messrs. Sikar, Bernardi and  Lee are the Company’s only independent Directors.  Mr. Sikar is the Chairperson of the Audit Committee.  Each of the Audit Committee members has an understanding of finance and accounting and is able to read and understand fundamental financial statements.  To the extent Company employees are aware of any financial irregularities, the Audit Committee has been designated to receive such information in a confidential manner.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with the Company’s management and the independent auditors, Plante & Moran, PLLC (“Plante”).  Additionally, the Audit Committee discussed with Plante matters as required by the Statement of Auditing Standards No. 61, which included Plante’s judgments as to the quality not just the acceptability of the financial statements, changes in accounting policies and sensitive accounting estimates.
Plante provided the Audit Committee with written disclosures and a letter required by Independence Standards Board Standard No. 1 (“ISB Standard No. 1”).  ISB Standard No. 1 requires Plante to (i) disclose in writing all relationships between Plante and related entities and the Company and its related entities, in Plante’s professional judgment, that may reasonably be thought to bear on independence; (ii) confirm that, in Plante’s professional opinion, they are independent of the Company within the meaning of the federal securities laws and (iii) discuss Plante’s independence with the Audit Committee.  The Audit Committee discussed with Plante its independent status.

The Audit Committee amended and restated its written charter governing its actions effective December 17, 2003.  The Audit Committee reviews and reassesses the charter annually.  The Company is required to attach the charter as an appendix to the Company’s proxy statement every three years and filed the charter with its proxy statement for the 2011 annual meeting.

Based on the Audit Committee’s review of the year-end audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

The Audit Committee:
Pol Sikar, Director
Renzo Bernardi, Director
Paul Lee, Director

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

For audit services (including statutory audit engagements as required under local country laws), the independent auditor will provide the Committee with an engagement letter during the January-March quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee at its first or second quarter meeting.

The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, the Company’s management will submit to the Committee for approval (during the second or third quarter of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Committee will approve both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Committee delegates to any member thereof the authority to amend or modify the list of approved permissible non-audit services and fees. Any member will report action taken to the Committee at the next Committee meeting.

The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee. The Chief Financial Officer will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table as of December 31, 2011 and December 31, 2012
Name	Year	Salary	Bonus	All other Comp.	Total
Julie Smolyansky, CEO and President(1)	2012	$890,903	$125,000	$14,280	$1,030,183
	2011	$585,874	$ 75,000	$27,126	$ 688,000
				(4)

Edward P. Smolyansky,	2012	$928,403	$150,000	$31,280	$1,109,683
CFO, Chief Accounting Officer, Treasurer, Chief Operating Officer and Secretary (2)	2011	$571,318	$100,000	$29,832 (5)	$ 701,150

Valeriy Nikolenko, Vice President of	2012	$153,800	$ 60,000	$29,260	$ 243,010
Operations (3)	2011	$ 91,800	$ 40,000	$18,500	$ 150,300
				(6)

NOTES TO SUMMARY COMPENSATION TABLE

(1)
The Board appointed Julie Smolyansky as the CEO, CFO, President and Treasurer of the Company on June 10, 2002. From September 21, 1998 until such appointments, she had been Director of Sales and Marketing of the Company. Since November 2004, Ms. Smolyansky has served solely as CEO and President.

(2)	The Board appointed Edward Smolyansky as the CFO, Chief Accounting Officer and Treasurer of the Company in November 2004 and Secretary of the Company in 2012.
(3)	The Board appointed Valeriy Nikolenko as the Vice President of Operations of the Company in December 1993.
(4)
Represents (i) the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of the following named executive officer, Julie Smolyansky: $0.00 for 2012; and (ii) the following amounts related to personal usage of automobiles leased by the Company, and related insurance and fuel, for 2012: $8,400 for of lease payments, $4,740 for insurance premiums and $1,140 for fuel.

(5)
Represents (i) the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of the following named executive officer, Edward Smolyansky: $17,000 for 2012; and (ii) the following amounts related to personal usage of automobiles leased by the Company, and related insurance and fuel, for 2012: $8,400 for lease payments, $4,740 for insurance premiums and $1,140 for fuel.

(6)
Represents (i) the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of the following named executive officer, Val Nikolenko: $18,500 for 2012; and (ii) the following amounts related to personal usage of automobiles leased by the Company, and related insurance and fuel, for 2012: $7,290 for lease payments, $2,570 for insurance premiums and $900 for fuel.

The Company does not maintain any formal bonus or cash incentive plans or arrangements. However, the Board determines bonus awards, if any, on an annual basis.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Julie Smolyansky has an employment agreement (the “Employment Agreement”) with the Company pursuant to which she serves as Chief Executive Officer. Pursuant to the Employment Agreement, Ms. Smolyansky is entitled to an annual base salary and an annual bonus subject to such incentive bonus targets and plans which the Company may adopt from time to time. The Company has not currently set any such targets in advance or adopted any such plans. In lieu thereof, the Board of Directors determines Ms. Smolyansky’s salary and a discretionary bonus on an annual basis concurrently with determining amounts for other executive officers. In the event that (a) Ms. Smolyansky is terminated other than for Cause (as defined therein) or (b) Ms. Smolyansky terminates her employment for Good Reason (as defined therein) or death, then Ms. Smolyansky is entitled to a lump sum payment consisting of (y) twice her then-current base salary and (z) the aggregate of the annual bonus for which she is then eligible under the Employment Agreement and any plans.

There are no employment agreements with other executive officers (written or unwritten).

On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the “Lifeway Foods, Inc. Consulting and Services Compensation Plan” (the “Plan”) covering 1,200,000, as adjusted, shares of its Common Stock. The Plan was adopted by the Company on June 5, 1995. Pursuant to such Plan, the Company may issue common stock or options to purchase common stock to certain consultants, service providers, and employees of the Company.  There were a total of approximately 940,000 shares eligible for issuance under the Plan at December 31, 2011.  The option price, number of shares, grant date, and vesting terms of awards granted under the Plan are determined at the discretion of the Company’s Board of Directors.

Outstanding Equity Awards At December 31, 2012

As of December 31, 2012, there were no stock options outstanding or exercisable and no unvested stock awards.

There are no agreements with the named executive officers that provide for payments in connection with resignation, retirement, termination of employment or change in control other than the Employment Agreement described above.

Equity Compensation Plan Information
Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by
security holders	0	$0	940,000
Equity compensation plans not approved by security holders	0	$0	—
Total	0	$0	940,000

All of Lifeway’s equity compensation plans have been approved by its shareholders. The only Securities remaining available for issuance are under the Plan the terms of which are described in the narratives following the Summary Compensation Table above.

Director Compensation as of December 31, 2012

Name	Fees Earned or Paid in Cash		All Other Compensation		Total
Ludmila Smolyansky	$591,626	(1)	$13,052	(2)	$604,678
Pol Sikar	$2,000		—		$2,000
Renzo Bernardi	$2,000		—		$2,000
Gustavo Carlos Valle	—		—		—
Eugene Katz	$1,000		—		$1,000
Paul Lee	$500		—		$500
Jason Sher	—		—		—

(1)
Of the Fees Paid in Cash, $591,626 represents the annual fees paid to Ms. Smolyansky for her services as a consultant to the Company. Ms. Smolyansky did not receive any additional retainer fees or other meeting attendance fees in her capacity as a director.

(2)
Represents (i) the Company’s portion of the matching contributions to the Company’s   401(k) plan on behalf of Ludmila Smolyansky: $11,332 for 2012; and (ii) $0.00 for  insurance premiums and $1,720 for fuel.

During 2012, each outside (non-employee) director other than Ms. Ludmila Smolyansky was compensated at the rate of $500 per non-annual meeting attended. No employee director (Julie Smolyansky) nor any director serving as the nominee of Danone (Gustavo Carlos Valle) was compensated as a director during 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS.

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s Common Stock, the Company’s only outstanding class of securities, as of April 25, 2013 by (a) each shareholder known by the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, (b) each of the Company’s Directors, (c) each of the Company’s executive officers named in the Summary Compensation Table above and (d) all executive officers and Directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Ludmila Smolyansky(3,6)	7,410,484	45.3%
Julie Smolyansky(3,7)	548,265	3.4%
Edward Smolyansky(3)	307,546	1.9%
Pol Sikar(3)	3,000	*
Renzo Bernardi(3)	14,900	*
Gustavo Carlos Valle (3,4)	0	*
Paul Lee(3)	0	*
Jason Scher(3)	0	*
Valeriy Nikolenko(3)	0	*
All Directors and Officers of the Company as a Group (Nine persons in total)	8,284,195	50.7%
Danone Foods, Inc.	3,454,756	21.1%
Mario J. Gabelli(5)	831,805	5.1%
_________________
*Less than .01%.

NOTES TO BENEFICIAL OWNERSHIP TABLE
(1)
With the exception of Gustavo Carlos Valle and Danone Foods, Inc., the address for all Directors and shareholders listed in this table is 6431 Oakton St., Morton Grove, IL 60053. The address of Gustavo Carlos Valle and Danone Foods, Inc. is 100 Hillside Avenue, White Plains, NY 10603-2861.

(2)	Based upon 16,346,017 shares of Common Stock outstanding as of April 25, 2013.
(3)	A director or officer of the Company.
(4)	Mr. Valle is also an officer of the Dannon Company, Inc., which is an affiliate of Danone Foods, Inc.
(5)
Mr. Gabelli directly or indirectly controls or acts as the chief investment officer of Gabelli funds, LLC, GAMCO Asset Management, Inc. and Teton Advisors, Inc. The 831,805 shares of the Company's common stock that Mr. Gabelli may be deemed to beneficially own, include (i) 5,500 shares held directly by Mr. Gabelli, (ii) 326 shares held by Gabelli Funds, LLC, (iii) 286,305 shares held by GAMCO Asset Management, Inc., and (iv) 213,000 shares held by Teton Advisors, Inc.

(6)	Includes 7,410,484 shares held by the Ludmila Smolyansky Trust 2/1/05, of which Ms. Smolyansky is the trustee.
(7)	Includes 5,000 shares held by Ms. Smolyansky on behalf of minor children.

PROPOSAL 2: AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

The Company’s Articles of Incorporation, as amended, currently authorizes the issuance of a total of 20,000,000 shares of Common Stock and 2,500,000 shares of preferred stock, no par value (the “Preferred Stock”).  As of April 25, 2013, there were 17,273,776 shares of Common Stock issued and outstanding, including 927,759 issued but not outstanding, which shares are held in treasury and are available for re-issuance by the Company and no shares of Preferred Stock issued and outstanding.

In addition to the 16,346,017 shares of Common Stock currently outstanding and without giving effect to any approval by the Company’s shareholders of Proposal Two in this Proxy Statement, the Company has 940,000 shares of Common Stock reserved for issuance pursuant to the Company’s Plan.

The aggregate number of outstanding and reserved shares of Common Stock is 17,286,017, leaving only 2,713,983 shares of Common Stock for future issuances.  Such future issuances could include the sale of securities in order to raise capital, the payment of consideration in acquisitions, additional shares issued in connection with grants made to employees under new or expanded existing compensation plans or arrangements, and other uses not currently anticipated.  Accordingly, the Company is proposing that it increase the number of authorized shares of the Company’s stock by 20,000,000 shares and designate such additional shares as Common Stock.

If this Proposal 2 is approved by shareholders and the Articles of Incorporation is amended, there will be 42,500,000 shares of capital stock authorized, of which 40,000,000 will be designated as Common Stock and 2,500,000 will be designated as Preferred Stock.

The Company believes that such actions are in the best interests of the Company and its shareholders, as they would provide the Company with flexibility and alternatives in structuring future transactions, and that it would be detrimental to the Company and its shareholders if the Company were unable to issue shares of Common Stock at such times and upon terms as the Board deems necessary or appropriate.

Future issuances of Common Stock could affect shareholders.  Any future issuance of Common Stock, other than on a pro-rata basis, would dilute the percentage ownership and voting interest of the then current shareholders.

There is a potential anti-takeover effect with respect to this amendment.  The increased number of unissued and authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect by, for example, permitting issuances that would dilute the percentage ownership and voting interest of a person seeking to effect a change in the composition of the Board, contemplating a tender or exchange offer or contemplating the combination of the Company with another company.  However, this amendment is not being proposed in response to any effort of which management is aware to accumulate Common Stock or obtain control of the Company. Other than this amendment and the other proposals described in this Proxy Statement, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

The Company does not have any plans, proposals or arrangements to issue for any purpose, including future acquisitions and/or financings, any of the shares of Common Stock that would become newly available for issuance following the increase of the Company’s authorized shares of Common Stock.

Neither Proposal 2 nor Proposal 3 below is conditioned upon the approval by shareholders of the other. If one of Proposal 2 and Proposal 3 is approved by shareholders and the other is rejected by shareholders, the one that is approved will take effect as described therein.

Attached as Appendix A is a copy of the amendment proposed under this Proposal 2.

REQUIRED VOTE

An affirmative vote of the holders of a two-thirds of the shares of Common Stock issued and outstanding is required for the approval of this Proposal 2. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against Proposal 2 because it represents one less vote for approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AMOUNT OF COMMON STOCK AUTHORIZED FOR ISSUANCE.

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION

The Board adopted a resolution to submit to a vote of shareholders a special resolution to amend and restate the Company’s Articles of Incorporation, as amended. If shareholders approve this proposal, the changes to the Company’s Articles of Incorporation, as amended, will become effective promptly after the Meeting upon the filing by the Company of the Amended and Restated Articles of Incorporation, in the form attached hereto as Appendix B, with the Secretary of State of the State of Illinois (the “Amended and Restated Articles”).

The Company reviews its corporate governance and organizational documents on an annual basis. In connection with such annual review, the Company determined that its Articles of Incorporation, as amended, should be revised and updated to include and revise certain provisions that were previously addressed in the Company's Amended and Restated Bylaws as set forth below. The revisions to the Company's Articles of Incorporation include adding provisions that:

(i) if Proposal 2 above is approved, increase the authorized common stock as further described in Proposal 2 above;

(ii) set the size of the Board at the number of Directors in office at the time of the filing of the Amended and Restated Articles with the Secretary of State of the State of Illinois, which number may be fixed from time to time by resolution of the Board thereafter in accordance with the Company’s Bylaws;

(iii) allow vacancies on the Board to be filled by a majority of the Directors then in office;

(iv) set forth the factors the Board may consider in making decisions, including, the long-term and short-term interests of the employees, suppliers, creditors and customers of the Company and its subsidiaries; the long-term and short-term interests of the communities in which the Company and its subsidiaries conduct any business or other activities; and the long-term and short-term interests of the Company, its subsidiaries and the shareholders, including the possibility that such interests may best be served by the continued independence of the Company;

(v) to move from the Bylaws provisions setting forth limits on the liability of Directors and officers to the extent allowed by Illinois law;

(vi) to move from the Bylaws provisions setting forth the circumstances under which and the method by which the Company may indemnify officers and Directors of the Company to the extent permitted by Illinois law; and

(vii) to move from the Bylaws provisions allowing, to the extent permitted by Illinois law, the Company to purchase and maintain on behalf of any person who is or was such an officer, director, partner, member, manager, employee, agent or trustee against any liability asserted against such person as such an officer, director, partner, member, manager, employee, agent or trustee or arising out of such person’s status as such an officer, director, partner, member, manager, employee, agent or trustee and setting forth the circumstances under which such insurance may be reduced or eliminated;

The Company believes that these changes clarify the Company’s position as to matters relating to its Board, modernize the Company’s organizational documents and will assist the Company in attracting and retaining officers and Directors who will contribute to the Company’s ability to provide shareholders with increased value.

These Amended and Restated Articles would not change any of the rights, restrictions, terms or provisions relating to the Common Stock or the Preferred Stock. Under Illinois law, shareholders are not entitled to appraisal rights with respect to this amendment. The Company will not independently provide shareholders with any such right. Additionally, holders of Common Stock do not have any preemptive rights with respect to the issuance of Common Stock.

If this Proposal 3 is approved and the Amended and Restated Articles are adopted, the Company’s Bylaws will be amended and restated (the “Second Amended and Restated Bylaws”) to:

(i) remove the provisions relating to liability and insurance of officers and Directors that are being included in the Amended and Restated Articles;

(ii) add an advance notice provision setting out requirements for shareholder proposals to be accepted and voted upon at an annual or special meeting of shareholders;

(iii) allow for electronic delivery of notice of shareholders’ meetings, and clarify the Company’s rules for notice of adjourned meetings and that a waiver of notice a meeting will be treated as notice of such meeting;

(iv)  adding a provision to allow Directors to participate in meetings by telephone;

(v)  removing a provision relating to the Company’s audit committee; and

(vi) expanding and clarifying the descriptions of officer positions the Company may fill and the responsibilities of such officers.

Neither Proposal 2 nor Proposal 3 is conditioned upon the approval by shareholders of the other. If one of Proposal 2 and Proposal 3 is approved by shareholders and the other is rejected by shareholders, the one that is approved will take effect as described therein.

Attached as Appendix B is a copy of the Amended and Restated Articles of Incorporation proposed under this Proposal 3, which assumes the approval of Proposal 2 above. If this Proposal 3 is approved by shareholders but Proposal 2 is not approved by shareholders, the number of shares of authorized common stock reflected in Article Two of Appendix B  would be 20,000,000 rather than 40,000,000.

In order that the shareholders can make an informed decision about how to vote on this Proposal 3, we have included a copy of the proposed Second Amended and Restated Bylaws as Appendix C hereto. The shareholders are not being asked to vote on the amendment and restatement of the Bylaws, as such action can be taken by the Board in accordance with Section 12.1 of the Bylaws.

REQUIRED VOTE

An affirmative vote of the holders of a two-thirds of the shares of Common Stock issued and outstanding is required for the approval of this Proposal 3. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against Proposal 3 because it represents one less vote for approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDED AND RESTATED ARTICLES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4: RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has designated Plante & Moran, PLLC (“Plante”) as independent auditors of the Company for the next fiscal year.  The Audit Committee and the Company have been advised by Plante that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

REQUIRED VOTE

An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Plante.  Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority.  An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.  In the event that ratification of the appointment of Plante as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 2013), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

During the two most recent fiscal years, there have been no disagreements with Plante on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable event.

Representatives of Plante are not expected to be present at the Meeting.

AUDIT FEES

In 2012 and 2011, Plante billed Lifeway approximately $324,081 and $247,711, respectively, for professional services rendered for the audit of Lifeway’s annual financial statements and review of financial statements included in Lifeway’s Forms 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements in 2011 and 2012.

AUDIT-RELATED FEES

None.

TAX FEES

No professional services were rendered by Plante to Lifeway regarding tax advice, tax compliance and tax planning during 2011 and 2012.

ALL OTHER FEES

No other fees were billed to Lifeway by Plante during 2011 and 2012 other than those described in this report.

No hours expended by Plante in its engagement to audit Lifeway’s financial statements for the most recent fiscal year were attributable to work performed by persons other than Plante’s full-time permanent employees. The Audit Committee has approved 100% of all services performed by Plante for Lifeway and disclosed above.

PROPOSAL 5: ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION

GENERAL INFORMATION

Shareholders have an opportunity to cast an advisory vote on compensation of our named executive officers, as disclosed in this Proxy Statement. This proposal, commonly known as “Say on Pay,” gives shareholders the opportunity to approve, reject or abstain from voting on the proposed resolution regarding our fiscal year 2012 executive compensation program.

Our compensation philosophy policies are comprehensively described in the Compensation of Executive Officers section, and the accompanying tables (including all footnotes) and narrative, beginning on page 13 of this Proxy Statement. Our Board of Directors designs our compensation policies for our named executive officers to create executive compensation arrangements that are linked both to the creation of long-term growth, sustained shareholder value and individual and corporate performance, and are competitive with peer companies of similar size, value and complexity and encourage stock ownership by our senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2012, the Board believes that the total compensation for each of the named executive officers is reasonable and effectively achieves the designed objectives of driving superior business and financial performance, attracting, retaining and motivating our people, aligning our executives with shareholders’ long-term interests, focusing on the long-term and creating balanced program elements that discourage excessive risk taking.

Our Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate. The approval of the non-binding resolution approving the compensation of our named executive officers requires that the votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. However, neither the approval nor the disapproval of this resolution will be binding on the Board of Directors or us nor construed as overruling a decision by the Board of Directors or us. Neither the approval nor the disapproval of this resolution will create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board of Directors or us.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPANY’S COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS:

“RESOLVED, that the Company’s shareholders APPROVE, on an non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the compensation tables and narrative discussion.”

PROPOSAL NO. 6: NON-BINDING PROPOSAL REGARDING THE FREQUENCY (ONE, TWO OR THREE YEARS) WITH WHICH THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD BE CONDUCTED

SEC rules adopted pursuant to the Dodd-Frank Act require that, not less frequently than once every three years, we will include in the proxy materials for a meeting of shareholders where executive compensation disclosure is required by the SEC rules, an advisory resolution subject to a non-binding shareholder vote to approve the compensation of our named executive officers. The approval of this resolution is included as Proposal 6 in this Proxy Statement. The Dodd-Frank Act also requires that, not less frequently than once every six years, we enable our shareholders to vote to approve, on an advisory (non-binding) basis, the frequency (one, two or three years) with which the non-binding shareholder vote to approve the compensation of our named executive officers should be conducted. In accordance with such rules, we are requesting your vote to advise us of whether you believe this non-binding shareholder vote to approve the compensation of our named executive officers should occur every one, two or three years, or abstain.

We believe that a non-binding shareholder vote on executive compensation should occur every three years. Our executive compensation program is designed to create executive compensation arrangements that are linked both to the creation of long-term growth, sustained shareholder value and individual and corporate performance, and are competitive with peer companies of similar size, value and complexity and encourage stock ownership by our senior management. As described above, one of the core principles of our executive compensation program is to ensure management’s interests are aligned with shareholders’ long-term interests, focusing on the long-term and creating balanced program elements that discourage excessive risk taking. Thus, we grant awards with multi-year performance and service periods to encourage our named executive officers to focus on long-term performance. Accordingly, we recommend a triennial vote which would allow our executive compensation programs to be evaluated over a similar time-frame and in relation to our long-term performance.

A triennial vote will provide us with the time to thoughtfully respond to shareholders’ sentiments and implement any necessary changes. We carefully review changes to the program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide our people and our Board of Directors sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be appropriate to implement any decisions related to such changes.

We will continue to engage with our shareholders regarding our executive compensation program during the period between shareholder votes. Engagement with our shareholders is a key component of our corporate governance. We seek and are open to input from our shareholders regarding board and governance matters, as well as our executive compensation program, and believe we have been appropriately responsive to our shareholders. We believe this outreach to shareholders, and our shareholders’ ability to contact us at any time to express specific views on executive compensation, hold us accountable to shareholders and reduce the need for and value of more frequent advisory votes on executive compensation.

For the reasons stated above, the Board of Directors is recommending a vote FOR a three-year frequency for the non-binding shareholder vote to approve the compensation of our named executive officers. Note that shareholders are not voting to approve or disapprove the recommendation of the Board of Directors with respect to this proposal. Instead, each proxy card provides for four choices with respect to this proposal: a one, two or three year frequency, or shareholders may abstain from voting on the proposal and you are being asked only to express your preference for a one, two or three year frequency or to abstain from voting.

Your vote on this proposal will be non-binding on us and the Board of Directors and will not be construed as overruling a decision by us or the Board of Directors. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors. However, the Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making such future compensation decisions as it deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR A THREE-YEAR FREQUENCY FOR THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

The Board of Directors knows of no other business to come before the meeting.  If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Any proposal that a shareholder may desire to present to the Company’s 2014 Annual Meeting of Shareholders must be received in writing by Edward Smolyansky, the Secretary of the Company, on or before January 10, 2014, in order to be considered for possible inclusion in the Company’s proxy materials relating to such meeting.

UNTIMELY SHAREHOLDER PROPOSALS

Any shareholder proposals received by the Company after January 10, 2014 shall be considered an untimely proposal.  The Company, in its sole discretion, may consider untimely proposals for possible inclusion in its 2014 Annual Meeting proxy materials if such untimely proposals are received on or before March 31, 2014.  Any untimely shareholder proposals received after March 31, 2014 shall not be considered for possible inclusion in the Company’s 2014 Annual Meeting proxy materials.

AVAILABILITY OF PROXY MATERIALS AND ANNUAL REPORT

Our proxy materials and other SEC filings are available on the SEC’s EDGAR system, at www.sec.gov.

DIRECTIONS TO THE ANNUAL MEETING OF SHAREHOLDERS ARE AVAILABLE UPON REQUEST DIRECTED TO LIFEWAY’S SECRETARY AT 6431 WEST OAKTON, MORTON GROVE, IL 60053 OR (847) 967-1010.

Lifeway’s Annual Report on Form 10-K has been provided along with this Proxy Statement.  Such Annual Report is not a part of the proxy solicitation materials.  Upon receipt of a written request, Lifeway will furnish to any shareholder, without charge, an additional copy of such Annual Report (without exhibits).  Any such written request should be directed to Lifeway’s Secretary at 6431 West Oakton, Morton Grove, IL 60053 or (847) 967-1010.

BY ORDER OF THE BOARD OF DIRECTORS

Ludmila Smolyansky
Chairperson of the Board
May __, 2013

Appendix A

Amendment to Articles of Incorporation

ARTICLES OF AMENDMENT

1.           Corporate Name: Lifeway Foods, Inc.

2.           Manner of Adoption of Amendment:

The following amendment to the Articles of Incorporation was adopted on _____________, 2013 in the manner indicated below:

☐       By a majority of the incorporators, provided no directors were named in the articles of Incorporation and no directors have been elected;

☐       By a majority of the board of directors, in accordance with Section 10.10, the corporation having Issued no shares as of the time of adoption of this amendment;

☐       By a majority of the board of directors, in accordance with Section 10.16, shares having been issued but shareholder action not being required for the adoption of the amendment;

✓         By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

☐         By the shareholders, In accordance with Sections 10.20 and 7.10, a resolution of the board of directors haling been duty adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10:

☐         By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent In writing has been signed by all the shareholders entitled to vote on this amendment

3.           Text of Amendment:

a.	When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:

(NEW NAME)

(All changes other than name, include on page 2.)

A-1

b.           If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety.

ARTICLE FOUR IS AMENDED AS FOLLOWS:

ARTICLE FOUR Paragraph 1:  The number of shares the corporation is authorized to issue shall be:

Class                           Par Value                         Number of Shares Authorized

Common                      no par                                           40,000,000

Preferred                      no par                                           2,500,000

Paragraph 2 – The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:  None.

4.           The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or affected by this amendment, is as follows: (If not applicable, insert “No change”):

No change.

5.  a.       The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital is as follows (If not applicable, insert “No change”):

(Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

No change.

    b.        The amount of paid-in capital as changed by this amendment is as follows: (If not applicable, insert “No change”):  (Paid-in Capital replaces the terms Stated Capital end Paid-in Surplus and is equal to the total of these accounts.)

No change.

                                                         Before Amendment                                               After Amendment

                                                                                                       Paid-in Capital                  $           No change.                                   $         No change.

A-2

Appendix B

Amended and Restated Articles of Incorporation

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
LIFEWAY FOODS, INC.

WHEREAS, The name of the corporation is Lifeway Foods, Inc. (the “Corporation”).  The date of filing of the Corporation’s original Articles of Incorporation in the office of the Secretary of State of Illinois was May 19, 1986.  There have been no amendments filed changing the name of the Corporation since the date of filing its original Articles of Incorporation.

Pursuant to the provisions of "The Business Corporation Act of 1983," the undersigned incorporator(s) hereby adopt the following Amended and Restated Articles of Incorporation.

ARTICLE ONE:  The name of the Corporation is LIFEWAY FOODS, INC.

ARTICLE TWO:  The name and address of the registered agent and its registered office are:

Registered Agent:              Timothy R. Lavender

Registered Office:             Kelley Drye & Warren LLP
333 West Wacker Drive, 26th Floor
Chicago, IL 60606

ARTICLE THREE:  The purpose or purposes for which the Corporation is organized are:

THE TRANSACTION OF ANY AND ALL LAWFUL BUSINESSES FOR WHICH CORPORATIONS MAY BE INCORPORATED UNDER THE ILLINOIS BUSINESS CORPORATION ACT OF 1983, AS AMENDED.

ARTICLE FOUR:  Paragraph 1: The authorized shares shall be:

CLASS	PAR VALUE PER SHARE	NUMBER OF SHARES AUTHORIZED	NUMBER OF ISSUED SHARES
---------------------	---------------------	-------------------------------	----------------------------
Common	NPV	40,000,000	17,273,776
Preferred	NPV	2,500,000	0

Before Amendment                               After Amendment
PAID IN CAPITAL                                                   $ 8,218,942                                         $ 8,218,942

Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

THE CORPORATION MAY DIVIDE AND ISSUE THE PREFERRED SHARES IN SERIES. PREFERRED SHARES OF EACH SERIES WHEN ISSUED SHALL BE DESIGNATED TO DISTINGUISH THEM FROM THE SHARES OF ALL OTHER SERIES. THE BOARD OF DIRECTORS IS HEREBY EXPRESSLY VESTED WITH AUTHORITY TO DIVIDE THE CLASS OF PREFERRED SHARES INTO SERIES AND TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF ANY SUCH SERIES SO ESTABLISHED TO THE FULL EXTENT PERMITTED BY THESE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND ALL AMENDMENTS MADE THERETO, AND THE LAWS OF THE STATE OF ILLINOIS IN RESPECT OF THE FOLLOWING: THE NUMBER OF SHARES TO CONSTITUTE SUCH SERIES, AND THE DISTINCTIVE DESIGNATIONS THEREOF; THE RATE AND PREFERENCE OF DIVIDENDS, IF ANY, THE TIME OF PAYMENT OF DIVIDENDS ARE  CUMULATIVE AND THE DATE FROM WHICH ANY DIVIDEND SHALL ACCRUE; WHETHER SHARES MAY BE REDEEMED AND, IF REDEEMED TO BE RETIRED AS CANCELLED SHARES OF THE CORPORATION OR SUCH SHARES MAY CONSTITUTE AUTHORIZED BUT UNISSUED SHARES; THE AMOUNT PAYABLE UPON SHARES IN EVENT OF INVOLUNTARY LIQUIDATION; THE AMOUNT PAYABLE UPON SHARES IN EVENT OF VOLUNTARY LIQUIDATION; SINKING FUND OR OTHER PROVISIONS, IF ANY FOR THE REDEMPTION OR PURCHASE OF SHARES;

              (A)  THE TERMS AND CONDITIONS ON WHICH SHARES MAY BE CONVERTED, IF THE SHARES OF ANY SERIES ARE ISSUED WITH THE PRIVILEGE OF CONVERSION;

              (B)  VOTING POWERS, IF ANY; AND,

              (C)  ANY OTHER RELATIVE RIGHTS AND PREFERENCES OF SHARES OF SUCH SERIES INCLUDING, WITHOUT LIMITATION, ANY RESTRICTION ON A INCREASE IN THE NUMBER OF SHARES OF ANY SERIES THERETOFORE AUTHORIZED AND ANY LIMITATION OR RESTRICTION OF RIGHTS OR POWERS TO WHICH SHARES OF ANY FUTURE SERIES SHALL BE SUBJECT.

ARTICLE FIVE:  SEE ATTACHED.

Attachment to Article 5 of

the Amended and Restated Articles of Incorporation

of Lifeway Foods, Inc.

1.           Cumulative Voting. Cumulative voting in the election of directors shall not be permitted by the Corporation.

2.           Preemptive Rights. A shareholder of the Corporation shall not be entitled to a preemptive right to purchase, subscribe for, or otherwise acquire any unissued shares of stock of the Corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares. Notwithstanding anything contained herein to the contrary, the Corporation shall have the power to grant preemptive rights to any of its shareholders by contract.

3.           Board; Size.  The business and affairs of the Corporation shall be managed by or under the direction of the board of directors. The number of directors shall, at the time of filing of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Illinois (the “Effective Time”), be the number of directors then in office and shall thereafter, subject to any limitations which may be set forth in the Corporation’s bylaws (the “Bylaws”) and subject to the right, if any, of holders of shares of Preferred Stock outstanding to elect additional directors expressly set forth in the resolution or resolutions providing for the issuance of such shares or as required pursuant to any written contracts between the Corporation and any shareholders, be such number or such greater or lesser number as may be fixed from time to time and at any time by a resolution or resolutions adopted by the affirmative vote of a majority of the board of directors.

4.           Director Vacancies.   Except for the right, if any, of holders of shares of Preferred Stock then outstanding to fill such vacancies expressly set forth in the resolution or resolutions providing for the issuance of such shares, as required pursuant to any written contracts between the Corporation and any shareholders, and except as otherwise required by the Business Corporation Act of 1983 (the “BCA”), any vacancies on the board of directors resulting from an increase in the authorized number of directors, from death, resignation, retirement, disqualification or removal of a director or from any other event can be filled by a majority vote of the directors then in office (even though they constitute less than a quorum), unless no directors are then in office in which (but only in which) event such vacancies can be filled by the shareholders. A director elected to fill such a vacancy shall hold office for a term expiring at the next annual meeting of shareholders. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

5.           Director Actions. In connection with managing the business and affairs of the Corporation, including, but not limited to, determining whether and to what extent any action may be in the best interests of the Corporation or the shareholders, approving or disapproving any action or determining whether to make any recommendation and what recommendation to make to shareholders with respect to any matter, each director and the board of directors (and any committee of the board of directors) may consider: (i) the long-term and short-term interests of the employees, suppliers, creditors and customers of the Corporation and its subsidiaries; (ii) the long-term and short-term interests of the communities in which the Corporation and its subsidiaries conduct any business or other activities; and (iii) the long-term and short-term interests of the Corporation, its subsidiaries and the shareholders, including the possibility that such interests may best be served by the continued independence of the Corporation.

6.           Limitations on Directors’ Liability.  No director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of fiduciary duty as a director or officer, except: (a) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Section 8.70 of the BCA. If the BCA is amended after the date of filing of these Amended and Restated Articles of Incorporation to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the BCA, as so amended. Any repeal or modification of this Section 6 shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

7.           Indemnification and Insurance.

(a)           Each person who is or was made a party or is threatened to be made a party to, or is or was involved (including, without limitation, involvement as a witness) in, any action, suit or proceeding, whether civil (including, without limitation, arbitral), criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, manager, employee, agent or trustee of another corporation or of a partnership, joint venture, limited liability company, trust or other entity or enterprise (including, without limitation, a direct or indirect subsidiary of the Corporation and an employee benefit plan of the Corporation or any of its subsidiaries), whether the basis of such proceeding is alleged action or inaction in an official capacity as an officer or director or in any other capacity while so serving, shall be indemnified by the Corporation for and held harmless by the Corporation from and against, to the fullest extent authorized by the BCA, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader or greater rights to indemnification than the BCA prior to such amendment permitted the Corporation to provide), all expenses, liabilities and losses actually and reasonably incurred or suffered by such person in connection therewith; provided, however, that except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Corporation’s board of directors.

(b)           Such right to indemnification shall include the right of such a director, officer, partner, member, manager, employee, agent or trustee to be paid the expenses incurred in preparing for, participating (including, without limitation, participation as a witness) in, defending and settling or otherwise resolving a proceeding (collectively called the “defense of a proceeding”) in advance of its final disposition to the fullest extent authorized by the BCA, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader or greater rights to indemnification than the BCA prior to such amendment permitted the Corporation to provide); provided, however, that, if the BCA requires, the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such person while a director or officer of the Corporation, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by a court of competent jurisdiction that such director or officer is not entitled to be indemnified by the Corporation. Such an undertaking shall not and shall not be deemed to require repayment if such director or officer is entitled to be indemnified by the Corporation for any reason or on any basis. No collateral shall be required to secure performance by such person of his or her obligations under such an undertaking. An undertaking delivered to the Corporation shall be sufficient regardless of the prospective ability of the person delivering such undertaking to perform his or her obligations thereunder.

(c)           Such right to indemnification may be granted by the Corporation, if at all, to any other employee or agent of the Corporation or its subsidiaries only as authorized in the specific case upon a determination that indemnification of the employee or agent is proper under the circumstances. Such determination shall be made with respect to a person who is an employee or agent of the Corporation or its subsidiaries at the time of such determination (a) by the Corporation’s board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (b) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so determines, by independent legal counsel in a written opinion, (c) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion, or (d) by the shareholders of the Corporation. To obtain indemnification under this Section 7 of this Article 5, such person shall submit to the Corporation a written request, including therewith such documents as are reasonably available to such person and are reasonably necessary to determine whether and to what extent such person is entitled to indemnification.

(d)           To the extent that a present or former director, officer employee or agent of the Corporation has been successful, on the merits or otherwise (including, without limitation, the dismissal of an action without prejudice), in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, such person shall be indemnified against all expenses actually and reasonably incurred by such person or on such person’s behalf in connection therewith.

(e)           If a claim under this Section 7 of this Article 5 is not paid in full by the Corporation within thirty (30) days after a written demand therefor has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid all expenses of prosecuting such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for expenses incurred in the defense of a proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the BCA for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Corporation’s board of directors, independent legal counsel to the Corporation or the shareholders) to have made a determination prior to the commencement of such suit that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the BCA nor an actual determination by the Corporation (including the Corporation’s board of directors, independent legal counsel to the Corporation or the shareholders) that the claimant has not met such applicable standard of conduct shall be a defense to such suit or create a presumption in such suit that the claimant has not met the applicable standard of conduct.

(f)           Pursuant to Section 8.75(a) of the BCA, the termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.

(g)           Pursuant to Section 8.75(b) of the BCA, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

(h)           The indemnification of any person under this Section 7 of this Article 5, or the right of any person to indemnification under this Section 7 of this Article 5, shall not limit or restrict in any way the power of the Corporation to indemnify or pay expenses for such person in any other manner permitted by law or be deemed exclusive of, or invalidate, any other right which such person may have or acquire under any law, agreement, vote of shareholders or disinterested directors, or otherwise.

(i)           The right of any person to indemnification under this Section 7 of Article 5 shall (A) survive and continue as to a person who has ceased to be such an officer, director, partner, member, manager, employee, agent or trustee, (B) inure to the benefit of the heirs, distributees, beneficiaries, executors, administrators and other legal representatives of such person, (C) not be impaired, eliminated or otherwise adversely affected after such cessation due to any action or inaction by the Corporation, the board of directors or the shareholders (including, without limitation, amendment of these Amended and Restated Articles of Incorporation (including, without limitation, a modification or repeal of this Section 7 of this Article 5) or the Bylaws or a merger, consolidation, recapitalization, reorganization or sale of assets of the Corporation or any of its subsidiaries), with respect to any claim, proceeding or suit which arose or transaction, matter, event or condition which occurred or existed before such cessation, (D) be a contract right, enforceable as such, and (E) be binding upon all successors of the Corporation.

For purposes of this Section 7 of Article 5, a “successor” of the Corporation includes (A) any person who acquires a majority of the assets or businesses of the Corporation and its subsidiaries (on a consolidated basis) in a single transaction or a series of related transactions, (B) any person with whom the Corporation merges or consolidates (unless the Corporation is the survivor of such merger or consolidation) and (C) any person who is the ultimate parent of any person with whom the Corporation merges or consolidates where the Corporation is the survivor of such merger or consolidation (unless the person with whom the Corporation merges or consolidates was, prior to such merger or consolidation, more creditworthy and had a larger market capitalization than the Corporation prior to such merger or consolidation). For purposes of the preceding sentence, “merger,” “consolidation” and like terms shall include binding share exchanges and similar transactions.

The Corporation’s board of directors shall, as a condition precedent to any transaction described in the preceding paragraph, require the successor to irrevocably and unconditionally assume the obligations contemplated by this Section 7 of this Article 5.

(j)           The Corporation may purchase and maintain insurance on behalf of any person who is or was such an officer, director, partner, member, manager, employee, agent or trustee against any liability asserted against such person as such an officer, director, partner, member, manager, employee, agent or trustee or arising out of such person’s status as such an officer, director, partner, member, manager, employee, agent or trustee, whether or not the Corporation would have the power to indemnify such person against such liability and expenses under the provisions of this Section 7 of this Article 5 or applicable law.

The Corporation shall not, without prior approval of the Corporation’s board of directors (and, as to each director and executive officer of the Corporation who ceased to be a director or executive officer within three (3) years prior to the effective date thereof, the prior approval of each such director and executive officer), reduce or eliminate in any material respect, or fail to renew, any such insurance then in effect. A reduction in insurance includes, without limitation, an increase in deductibles or co-payments, a reduction in the aggregate amount of insurance or an addition of exclusions from coverage or other reduction in scope of coverage.

(k)           Definitions of Certain Terms.

(i)           For purposes of this Section 7 of this Article 5: references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; any service as a director, officer, fiduciary, employee or agent of the Corporation or any of its subsidiaries which imposes duties on, or involves services by, such director, officer, fiduciary, employee or agent with respect to an employee benefit plan, its trusts, its participants or its beneficiaries (including, without limitation, service as a member of any committee that manages, administers or performs similar functions with respect to any employee benefit plan, trust, participant or beneficiary) shall be deemed to be service covered by Section 7(a) of this Article 5; references to “indemnification” and like terms shall include holding harmless and payment of expenses as provided herein; and references to “proceedings” shall include all related appeals of any kind.

(ii)           For the purposes of this Section 7 of this Article 5 and the BCA, a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, its trusts, its participants or its beneficiaries shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation.” For the purposes of this Section 7 of this Article 5: references to “expenses” shall include all attorneys’ fees, retainers, court costs, transcript costs, expert fees, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with the defense of a proceeding or prosecution of a suit, all costs relating to any appeal bond and all federal, state, local or foreign taxes, charges, duties and similar imposts and assessments incurred or assessed as a result of the actual or deemed receipt of any expenses under this Section 7 of this Article 5; and references to “liabilities and losses” shall include judgments, fines, amounts paid or to be paid in settlement, and assessments, and all federal, state, local or foreign taxes, charges, duties and similar imposts and assessments incurred or assessed as a result of the actual or deemed receipt of any liabilities or losses under this Section 7 of this Article 5.

Appendix C

Second Amended and Restated Bylaws

SECOND AMENDED AND RESTATED BYLAWS
OF
LIFEWAY FOODS, INC.

These Second Amended and Restated Bylaws (the “Bylaws”) are hereby adopted on this __ day of _____, 2013 by the board of directors (the “Board”) of Lifeway Foods, Inc. (the “Corporation”) and are effective as of the date on which the Amended and Restated Articles of Incorporation of the Corporation are filed with the Secretary of State of the State of Illinois (the “Board”).

RECITALS

WHEREAS, the Corporation has heretofore been formed as a corporation under the Illinois Business Corporation Act of 1983 (805 ILCS §§5/1.01, et seq.) (the “Business Corporation Act”), as amended, pursuant to the Articles of Incorporation filed in the office of the Illinois Secretary of State on May 19, 1986, and thereafter amended and restated (the “Articles of Incorporation”);

WHEREAS, the Board desires to amend and restate the Bylaws of the Corporation in their entirety; and

WHEREAS, the Board has the authority to amend the Bylaws pursuant to Section 12.1 hereof.

NOW, THEREFORE, the Board, hereby amends and restates the Bylaws in their entirety as follows:

ARTICLE I

OFFICES

SECTION 1.1. The Corporation shall continuously maintain in the State of Illinois a registered office and a registered agent whose business office is identical with such registered office, and may have other offices within or without the state.

ARTICLE II

SHAREHOLDERS

SECTION 2.1. ANNUAL MEETING. An annual meeting of the shareholders shall be held on the first Monday in June of each year or at such time as the Board may designate for the purpose of electing directors and for the transaction of such other business as may come before the meeting, in each case at such location or by remote communications as may be determined by the Board. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.  Any annual meeting of shareholders may from time to time be adjourned, postponed or canceled in accordance with Section 2.4(c) of this Article II.

SECTION 2.2. SPECIAL MEETINGS. Special meetings of the shareholders may be called either by the president, by the Board or by the holders of not less than one-fifth of all the outstanding shares of the Corporation entitled to vote, for the purpose or purposes stated in the call of the meeting. Any special meeting of shareholders may from time to time be adjourned, postponed or canceled in accordance with Section 2.4(c) of this Article II.

SECTION 2.3. PLACE OF MEETING. The Board may designate any place, as the place of meeting for any annual meeting or for any special meeting called by the Board. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at Lifeway Foods, Inc., 6431 West Oakton St., Morton Grove, Illinois 60053.

SECTION 2.4. NOTICE OF MEETINGS.

(a) Written notice stating the place, date, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than twenty (20) nor more than sixty (60) days before date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. Except as otherwise provided in the next two (2) paragraphs of this Section 2.4(a), such notice shall be given either by personal delivery or mail. If mailed, such notice shall be deemed to have been duly given to a shareholder when it is deposited in the United States mail, postage prepaid, directed to the shareholder at his or her address as it appears on the stock records of the Corporation or, if he or she shall have filed with the Secretary a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address.

Any notice required or permitted to be given by the Corporation under the Business Corporation Act, the Articles of Incorporation or these Bylaws to any shareholder shall be deemed to have been duly given to such shareholder if (i) such notice is given by electronic transmission and (ii) such shareholder shall have consented to the giving of such notice or notices generally to such shareholder by electronic transmission. Such shareholder may revoke such consent at any time by giving written notice to that effect to the secretary. Such shareholder shall be deemed to have revoked such consent if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation to such shareholder in accordance with such consent and (ii) such inability becomes known to the secretary or an assistant secretary of the Corporation, the transfer agent for the class of capital stock of the Corporation held by such shareholder or some other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not affect the validity of any meeting of shareholders or any action taken thereat. Notice given to such shareholder by electronic transmission in accordance with these Bylaws shall be deemed to have been duly given to such shareholder: (i) if by facsimile telecommunication, when directed to a number at which such shareholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which such shareholder has consented to receive notice; (iii) if by posting on an electronic network together with separate notice to such shareholder of such specific posting, upon the later of such posting or the giving of such separate notice; and (iv) if by another form of electronic transmission, when directed to such shareholder.

For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process.

(b) A written waiver of notice of a meeting of shareholders signed by a shareholder entitled to notice of such meeting, before or after such meeting, shall be deemed to be equivalent to the giving of proper notice to such shareholder of such meeting. Attendance of a shareholder at a meeting of shareholders shall constitute a waiver of notice of such meeting, except when such shareholder attends such meeting for the express purpose of objecting, at the commencement of such meeting, to the transaction of any business at such meeting because such meeting was not lawfully called or convened. Neither the business to be transacted at nor the purpose of any meeting of shareholders is required to be specified in any written waiver of notice of such meeting.

(c) Any meeting of shareholders may be adjourned, postponed or canceled at any time and from time to time, regardless of whether a quorum is present, by the Board or the Chairperson of the meeting for any reason (including, without limitation, when a quorum is not present at the commencement of such meeting or where necessary, appropriate or expedient for the proper and orderly conduct of such meeting or to tabulate any vote, the tabulation of which is necessary for the continued conduct of such meeting). When a meeting of shareholders is adjourned to another date, hour or place (or, if adjourned by the Board, remote communications), it shall not be necessary to give any notice of the adjourned meeting if the date, hour and place (or, if adjourned by the Board, remote communications) to which such meeting is adjourned are announced at such meeting. Any business may be transacted at such adjourned meeting which might have been transacted at such meeting. If the adjournment is for more than thirty (30) days or if, after such adjournment, the Board fixes a new record date for such adjourned meeting, a notice of such adjourned meeting shall be given to each person entitled to notice of such adjourned meeting.

SECTION 2.5. FIXING OF RECORD DATE.  For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of the Corporation may fix in advance a date as the record date to any such determination of shareholders, such date in any case to be not more than sixty (60) days and for a meeting of shareholders, less than ten (10) days, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, less than twenty (20) days before the date of such meeting. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. A determination of shareholders. A determination of shareholders shall apply to any adjournment of the meeting.

SECTION 2.6. VOTING LISTS. The officer or agent having charge of the transfer book for shares of the Corporation shall make, within twenty (20) days after the record date for a meeting of shareholders or ten (10) days before such meeting, whichever is earlier, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder, and to copying at the shareholder’s expense, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in this State, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of shareholders.

SECTION 2.7. QUORUM. The holders of a majority of the outstanding shares of the Corporation entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for consideration of such matter at any meeting of shareholders, but in no event shall a quorum consist of less than one-third of the outstanding shares entitled so to vote; provided that if less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting at any time without further notice. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Business Corporation Act, the Articles of Incorporation or these Bylaws. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of shareholders from any meeting shall not cause failure of a duly constituted quorum at that meeting.

SECTION 2.8. PROXIES. Each shareholder may appoint a proxy to vote or otherwise act for him or her by signing an appointment form and delivering it to the person so appointed, but no such proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy.

SECTION 2.9. VOTING OF SHARES. Each outstanding share, regardless of class, shall be entitled to one vote in each matter submitted to vote at a meeting of shareholders, and in all elections for directors every shareholder shall have the right to vote the number of shares owned by such shareholder for as many persons as there are directors multiplied by the number of such shares. Each shareholder may vote either in person or by proxy as provided in Section 2.8 hereof.

SECTION 2.10. VOTING OF SHARES BY CERTAIN HOLDERS. Shares held by the Corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares entitled to vote at any given time.

Shares registered in the name of another corporation, domestic or foreign, may be voted by any officer, agent, proxy or other legal representative authorized to vote such shares under the law of incorporation of such corporation.

Shares registered in the name of a deceased person, a minor ward or a person under legal disability, may be voted by his or her administrator, executor or court appointed guardian, either in person or by proxy without a transfer of such shares into the name of such administrator, executor or court appointed guardian. Shares registered in the name of a trustee may be voted by him or her, either in person or by proxy.

Shares registered in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority to do so is contained an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Any number of shareholders may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period not to exceed ten (10) years, by entering into a written voting trust agreement specifying the terms and conditions of the voting trust, and by transferring their shares to such trustee or trustees for the purpose of the agreement. Any such trust agreement shall not become effective until a counterpart of the agreement is deposited with the Corporation at its registered office. The counterpart of the voting trust agreement so deposited with the Corporation shall be subject to the same right of examination by a shareholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and shall be subject to examination by any holder of a beneficial to rest in the voting trust, either in person or by agent or attorney, at any reasonable time for any proper purpose.

Shares of its own stock belonging to this Corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares at any given time.

SECTION 2.11. CUMULATIVE VOTING. In all elections for directors there shall be no right of cumulative voting.

SECTION 2.12. INSPECTORS. At any meeting of shareholders, presiding officer may, or upon the request of any shareholder, shall appoint one or more persons as inspectors for such meeting.

Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon their determination of the validity and effect of proxies; count all votes and report the results; and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.

Each report of an inspector shall be in writing and signed by him or her or by a majority of them if there be more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

SECTION 2.13. INFORMAL ACTION BY SHAREHOLDERS. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, taken without a meeting and without a vote, if a consent in writing, setting forth the action so taken shall be signed (a) if 5 days prior notice of the proposed action is given in writing to all of the shareholders entitled to vote with respect to the subject matter hereof, by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voting or (b) by all of the shareholders entitled to vote with respect to the subject matter thereof.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given in writing to those shareholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any section of the Business Corporation Act if such action had been voted on by the shareholders at a meeting thereof, the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of shareholders, that written consent has been given in accordance with the provisions of Section 7.10 of the Business Corporation Act and that written notice has been given as provided in such Section 7.10.

SECTION 2.14. VOTING BY BALLOT. Voting on any question or in any election may be by voice unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

SECTION 2.15. BUSINESS TRANSACTED.

(a)           No business shall be transacted at any meeting of shareholders unless it shall have been brought in accordance with this Section 2.15(a), and no business may be brought before a special meeting of shareholders unless it shall have been duly set forth in the notice of such special meeting.

Business may be brought (i) before a special meeting of shareholders only by or at the direction of the person or persons calling such meeting as permitted by the Articles of Incorporation (which business shall be limited to the matters stated in the request or demand for the call of such meeting) or (ii) before an annual meeting of shareholders only (A) by or at the direction of the Board or any other person or persons who could call a special meeting of shareholders as permitted by the Articles of Incorporation or (B) by a shareholder who is a shareholder of record at each of (x) the time at which notice is given to the Secretary that the shareholder proposes to bring such business before such annual meeting, (y) the record date for such annual meeting and (z) the time of such annual meeting, who is entitled to vote thereon at such annual meeting and who complies with the procedures set forth in this Section 2.15(a).

For business to be brought before an annual meeting of shareholders by a shareholder, such shareholder must have given timely notice of his intention to do so to the Secretary in writing and such proposal must be a proper matter for shareholder action. To be timely, such notice must have been given to the Secretary not earlier than the open of business on the one hundred thirty-fifth (135th) day and not later than the close of business on the one hundred fifth (105th) day prior to (i) the first anniversary of the preceding year’s annual meeting of shareholders or (ii) if the date of such annual meeting is more than thirty (30) days before or after such anniversary and (A) either public disclosure of such date shall have been given or made or such shareholder shall have been informed or learned of such date more than one hundred fifteen (115) days before such date, not earlier than the open of business on the one hundred thirty-fifth (135th) day and not later than the close of business on the one hundred fifth (105th) day prior to such meeting or (B) both public disclosure of such date shall not have been given or made and such shareholder shall not have been informed or learned of such date more than one hundred fifteen (115) days before such date, not earlier than the open of business on the one hundred thirty-fifth (135th) day prior to such anniversary and not later than the close of business on the tenth (10th) day following the date on which public disclosure of such date is given or made or such shareholder is informed or learns of such date.

Such notice must set forth as to each matter such shareholder proposes to bring before such annual meeting:

(i)           the business desired to be brought before such annual meeting and the reasons for conducting such business at such annual meeting (including the text of any resolution to be proposed and, if such business includes a proposal to amend these Bylaws or the Articles of Incorporation, the text of the proposed amendment);

(ii)           the name and address, as they appear on the stock records of the Corporation, of such shareholder (and, if such shareholder is a Nominee (as defined below) of a beneficial owner for whom it is acting, such beneficial owner (such shareholder (other than a Nominee) and such beneficial owner being individually and collectively called the “proponent”)), and a written representation as to whether such proponent is acting on his own behalf or in whole or in part on behalf of any other person, whether as a nominee, agent, proxyholder, representative, advisor, fiduciary or otherwise;

(iii)           the classes and series, and the number of shares of each class and series, of capital stock of the Corporation that are owned beneficially, indirectly, directly or of record by such proponent or in which such proponent has a beneficial, direct, indirect or record pecuniary, voting or dispositive interest;

(iv)           the name and address of each of such proponent’s related parties and the classes and series, and the number of shares of each class and series, of capital stock of the Corporation that are owned beneficially, indirectly, directly or of record by each of such related parties or in which any of them has a beneficial, direct, indirect or record pecuniary, voting or dispositive interest (in each case, identifying their respective ownership or other participation);

(v)           all proxies, contracts, arrangements, understandings and relationships pursuant to which (A) such proponent or any of such related parties has or expects to have a right to vote any shares of any class or series of capital stock of the Corporation or (B) such proponent or any of such related parties is acting on behalf of another person, whether as a nominee, agent, proxyholder, representative, advisor, fiduciary or otherwise;

(vi)           a written representation as to whether such proponent or any of such related parties intends (or is part of a group that intends) to (A) deliver a proxy statement or form of proxy to one or more shareholders relating to such business or (B) solicit proxies in respect of such business or other business known or expected to be transacted at such meeting or in opposition to any business known or expected to be transacted at such meeting;

(vii)           all Derivative Instruments (as defined below) and Short Interests (as defined below) that are owned beneficially, indirectly, directly or of record by such proponent and each of such related parties or in which any of them has a beneficial, direct, indirect or record pecuniary, voting or dispositive interest (in each case, identifying their respective ownership or other participation);

(viii)       all rights to dividends or distributions on shares of any class or series of capital stock of the Corporation (that are separated or separable from the underlying shares) that are owned beneficially, indirectly, directly or of record by such proponent and each of such related parties or in which any of them has a beneficial, direct, indirect or record pecuniary, voting or dispositive interest (in each case, identifying their respective ownership or other participation);

(ix)           all performance-related fees (other than an asset-based fee) that such proponent or any of such related parties is or may be entitled to receive or earn based on any change in the value, or the voting or results of voting, of shares of any class or series of capital stock of the Corporation, any Derivative Instrument or any Short Interest (in each case, identifying their respective interest or other participation);

(x)           all material direct or indirect interests of such proponent and each of such related parties in such business (in each case, identifying their respective interest or other participation);

(xi)           all adverse interests (including claims and proceedings) involving such proponent and each of such related parties in relation to the Corporation or its principal business or businesses, including all interests of such proponent and each of such related parties in any principal competitor of the Corporation (including ownership (including equity, Derivative Instrument and Short Interest ownership), debtholder and material commercial interests) within the three years prior to the date of such notice or that are existing, expected or proposed;

(xii)         the name and address of any other shareholder or other person supporting or expected to support such business;

(xviii)      a written representation by such proponent that such proponent intends to appear in person or by proxy at such meeting to bring such business before such meeting and a written consent by such proponent and each of such related parties to public disclosure of information provided pursuant to this Section 2.15(a); and

(xiv)        all other information relating to such business, such proponent and each of such related parties that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies relating to such business pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Such notice shall be deemed to have not been timely given if, at any time after it is first given, the information set forth therein ceases to be accurate or complete in any material respect unless such proponent shall have given a subsequent notice to the Secretary in writing correcting such inaccurate or incomplete information within three (3) business days after any such information shall have become inaccurate or incomplete in any material respect (and, in any event, not less than five (5) business days prior to such meeting or any adjournment or postponement thereof).

The chairperson of such meeting shall determine whether any business to be brought before such meeting will be properly so brought in accordance with this Section 2.15(a) and, if he should determine that such business will not be properly so brought, he shall so declare at such meeting and such business shall not be transacted at such meeting.  If such proponent does not appear in person or by proxy at such meeting to bring business before such meeting, such business proposed by such proponent need not be submitted at such meeting.

(b)           No individual shall be eligible for election as a director at any meeting of shareholders unless he shall have been nominated in accordance with this Section 2.15(b) and a proposal to elect one or more directors at such meeting shall have been duly set forth in the notice of such meeting.

Nominations of individuals for election as directors may be made at a meeting of shareholders at which directors are to be elected only (i) by or at the direction of the Board, a nominating committee of the Board or any other person or persons who could call a special meeting of shareholders as permitted by the Articles of Incorporation or (ii) by a shareholder who is a shareholder of record at each of (x) the time at which notice is given to the Secretary that the shareholder proposes to make such nomination at such meeting, (y) the record date for such meeting and (z) the time of such meeting, who is entitled to vote for the election of directors at such meeting and who complies with the procedures set forth in this Section 2.15(b).

For nominations to be made at a meeting of shareholders by a shareholder, such shareholder must have given timely notice of his intention to do so to the Secretary in writing.  To be timely in connection with an annual meeting of shareholders, such notice must have been given to the Secretary not earlier than the open of business on the one hundred thirty-fifth (135th) day and not later than the close of business on the one hundred fifth (105th) day prior to (i) the first anniversary of the preceding year’s annual meeting of shareholders or (ii) if the date of such annual meeting is more than thirty (30) days before or after such anniversary and (A) either public disclosure of such date shall have been given or made or such shareholder shall have been informed or learned of such date more than one hundred fifteen (115) days before such date, not earlier than the open of business on the one hundred thirty-fifth (135th) day and not later than the close of business on the one hundred fifth (105th) day prior to such meeting or (B) both public disclosure of such date shall not have been given or made and such shareholder shall not have been informed or learned of such date more than one hundred fifteen (115) days before such date, not earlier than the open of business on the one hundred thirty-fifth (135th) day prior to such anniversary and not later than the close of business on the tenth (10th) day following the date on which public disclosure of such date is given or made or such shareholder is informed or learns of such date.  To be timely in connection with any other meeting of shareholders, such notice must have been delivered or mailed to, and received at, the principal executive office of the Corporation (i) not earlier than the open of business on the one hundred thirty-fifth (135th) day and not later than the close of business on the one hundred fifth (105th) day prior to the date of such meeting, if either public disclosure of such date shall have been given or made or such shareholder shall have been informed or learned of such date on or more than one hundred thirty-five (135) days before such date, or (ii) not later than the close of business on the tenth (10th) day following the date on which public disclosure of the date of such meeting is given or made or such shareholder is informed or learns of such date, if both public disclosure of such date shall not have been given or made and such shareholder shall not have been informed or learned of such date more than one hundred thirty-five (135) days before the date of such meeting.

Such notice must set forth:

(i)           the name and address, as they appear on the stock records of the Corporation, of such shareholder (and, if such shareholder is a Nominee of a beneficial owner for whom it is acting, such beneficial owner (such shareholder (other than a Nominee) and such beneficial owner being individually and collectively called the “proponent”)), and a written representation as to whether such proponent is acting on his own or in whole or in part on behalf of any other person, whether as a nominee, agent, proxyholder, representative, advisor, fiduciary or otherwise;

(ii)           the information specified in clauses (iii), (iv), (v), (vii), (viii), (ix), (xi), (xii) and (xiv) of Section 2.15(a) in relation to such proponent and such proponent’s related parties (and, for this purpose, references therein to “such business” shall mean “such nomination”);

(iii)           a written representation as to whether such proponent or the individual whom such proponent proposes to nominate for election as a director, or any of their respective related parties, intends (or is part of a group that intends) to (A) deliver a proxy statement or form of proxy to one or more shareholders relating to such nomination or (B) solicit proxies in respect of the election of such individual or in opposition to the election of any other individual as a director;

(iv)           the name and address of any other shareholder or other person supporting or expected to support such nomination;

(v)           a written representation by such proponent that such proponent intends to appear in person or by proxy at such meeting to propose such nomination before such meeting and a written consent by such proponent and each of such related parties to public disclosure of information provided pursuant to this Section 2.15(b); and

(vi)           as to each individual whom such proponent proposes to nominate for election as a director:

(A)           the name, date of birth, business address and residential address of such individual;

(B)           each occupation (which includes each position, consulting or advisory arrangement, and other employment or engagement held or entered) of such individual for at least the ten years preceding the date of such notice and, if such occupation resulted in claims, proceedings or investigations involving such individual, any of his related parties or any of the persons who employed or engaged such individual, a description thereof;

(C)           a written representation as to whether such individual is acting on his own behalf or in whole or in part on behalf of any other person, whether as a nominee, agent, representative, advisor, fiduciary or otherwise, and all direct or indirect interests, arrangements, relationships or understandings between or among such individual or any of his related parties, on the one hand, and such proponent and any of such proponent’s related parties, on the other hand (in each case, identifying their respective interest);

(D)           the information specified in clauses (iii), (iv), (v), (vii), (viii), (ix) and (xiv) of Section 2.15(a) in relation to such individual and such individual’s related parties;

(E)           a written representation of such individual that such individual is not a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person (1) as to how such individual, if elected as a director, will or will not act or vote on any matter or as to any matter such individual will or will not propose or support or (2) that could limit or interfere with such individual’s ability to comply, if elected as a director, with his fiduciary duties, in each case, that has not been disclosed to the Corporation; and

(F)            a written questionnaire with respect to the background and qualifications of such individual in the form requested to be provided by the then current directors in connection with their nomination for re-election as such (which questionnaire shall be provided by the Secretary upon written request), a written consent to serve as a director, if elected as such, a written undertaking to comply with all corporate governance, conflict of interest, confidentiality, securities compliance, stock ownership and other policies and procedures of the Corporation, a written consent by such individual and each of such related parties to public disclosure of information provided pursuant to this Section 2.15(b) and a written statement as to whether such individual intends to appear at such meeting and answer questions presented to him.

In addition, the Corporation may require such individual to furnish such other information as the Corporation may deem necessary or appropriate to evaluate actual or potential compensation committee interlocks that could be required to be disclosed under the Exchange Act or interlocking directorate violations that could arise under the Clayton Act and determine the eligibility of such individual to meet the qualifications for a director set forth in the Articles of Incorporation, Bylaws, or other governing documents, if any, and serve as an independent director of the Board, the Compensation Committee, if any, and the Audit Committee.

Such notice shall be deemed to have not been timely given if, at any time after it is first given, the information set forth therein ceases to be accurate or complete in any material respect unless such proponent or individual, as the case may require, shall have given a subsequent notice to the Secretary in writing correcting such inaccurate or incomplete information within three (3) business days after any such information shall have become inaccurate or incomplete in any material respect (and, in any event, not less than five (5) business days prior to the meeting or any adjournment or postponement thereof).

The chairperson of such meeting shall determine whether any nomination to be made at such meeting will be properly so made in accordance with this Section 2.15(b) and, if he should determine that such nomination will not be properly so made, he shall so declare at such meeting and such nomination shall not be made at such meeting.  If such proponent does not appear in person or by proxy at such meeting to make such nomination before such meeting and such individual does not appear at the meeting to answer any questions that shareholders or directors may submit, such nomination by such proponent need not be submitted at such meeting.

(c)           For the purposes of this Section 2.15:

(i)           “affiliate,” “associate” and “group” shall include the meanings given to them under the Exchange Act and the word “including” shall in all cases be deemed to be followed by the phrase “without limitation”;

(ii)           a person shall be deemed to be “acting in concert” with another person if such person or any of such person’s affiliates or associates knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other person, or toward a common goal, relating to the management, governance or control of the Corporation, when (A) each person is conscious of the other person’s or persons’ conduct or intent and this awareness is an element in their decision-making process and (B) at least one additional factor suggests that persons intend to act in concert or in parallel, which factor may include attending meetings, conducting discussions or making or soliciting invitations to act in parallel; and a person who is acting in concert with another person shall also be deemed to be acting in concert with any third party who is also acting in concert with such other person;

(iii)           a “Derivative Instrument” shall include an option, warrant, convertible or exchangeable security or any other security, instrument or right with an exercise, exchange, conversion, settlement, payment or other trade, gain or loss mechanism determined in whole or in part in reference to a price related to any shares of any class or series of capital stock of the Corporation or with a value derived in whole or in part from the value of, or the voting or results of voting of, any shares of any class or series of capital stock of the Corporation, regardless of whether subject to settlement in such underlying shares, cash or otherwise, and all other direct or indirect opportunities to profit or share in any profit derived from any change in the value of, or from any voting or results of voting of, any shares of any class or series of capital stock of the Corporation;

(iv)           “Nominee” means Cede & Co. or another nominee for The Depository Trust Company (“DTC”) or a DTC participant;

(v)           references to a “person” shall include an individual, a partnership, a sole proprietorship, a company, a firm, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a union, a group acting in concert, a judicial authority, a governmental authority or any other entity or association of any kind;

(vi)           a person’s “related parties” shall include such person’s affiliates and associates, each group of which such person is a member, each member of each such group, each other person with whom such person is, expects to be or understands such person will be acting in concert and each member of such person’s immediate family;

(vii)           a person shall be deemed to have a “Short Interest” in shares of any class or series of capital stock of the Corporation if such person has, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, the opportunity to profit or share in any profit derived from any decrease in the value of such shares;

(viii)           without limiting any other manner in which a person may have or be deemed to have such a beneficial or indirect interest, a person shall be deemed to have a beneficial or indirect interest in any shares of any class or series of capital stock of the Corporation, Derivative Instruments or Short Interests owned or held, directly, beneficially or indirectly, by:  any of such person’s affiliates or associates; any person with whom such person is acting in concert; any trust of which such person is a trustee; any partnership of which such person is a general partner; any limited liability company of which such person is a manager, executive or material member; any corporation of which such person is a director, executive or material shareholder; any union of which such person is a trustee, director or executive; and any entity as to which such person is an investment advisor or performs executive management functions; and

(ix)           each disclosure or description of information required by this Section 2.15 shall include disclosure of all material information related thereto and the word “only” shall mean the exclusive means for presenting business or a nomination.

ARTICLE III

DIRECTORS

SECTION 3.1. GENERAL POWERS. The business of the Corporation shall be managed by or under the direction of its Board. A majority of the Board may establish reasonable compensation for their services and the services of other officers, irrespective of any personal interest.

SECTION 3.2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the Corporation shall not be less than three (3) and not more than seven (7).  The number of directors within that range may be set by the Board by resolution from time to time. Each director shall hold office until the next annual meeting of shareholders; or until his or her successor shall have been elected and qualified. Directors need not be residents of Illinois or shareholders of the Corporation. The number of directors may be increased or decreased from time to time by the amendment of this section. No decrease shall have the effect of shortening the term of any incumbent director.

SECTION 3.3. REGULAR MEETINGS. A regular meeting of the Board shall be held without other notice than this Bylaw, immediately after the annual meeting of shareholders. The Board may provide, by resolution, the time and place for holding of additional regular meetings without other notice than such resolution.

SECTION 3.4. SPECIAL MEETINGS. Special meetings of the Board may be called by or at the request of the president, the chairperson or any two directors. The person or persons authorized to call special meetings of the Board may fix any as the place for holding any special meeting of the Board called by them.

SECTION 3.5. NOTICE. Notice of any special meeting shall be given at least 10 days previous thereto by written notice to each director at his or her business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid.  If notice is given by facsimile transmission, such notice shall be deemed to be delivered upon the day the facsimile transmission is sent. If notice is given by electronic mail transmission, such notice shall be deemed to be delivered upon the day the electronic mail transmission is sent. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice or waiver of notice of such meeting

SECTION 3.6. QUORUM. A majority of the number of directors fixed by these by- laws shall constitute a quorum for transaction of business at any meeting of the Board, provided that if less than a majority of such number of directors are present at said meeting, a majority of the directors present may adjourn the meeting at any time without further notice.

SECTION 3.7. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board, unless the act of a greater number is required by statute, these Bylaws, or the Articles of Incorporation.

SECTION 3.8. PARTICIPATION IN MEETING BY TELEPHONE. One or more directors may participate in a meeting of the Board or a committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in such meeting can hear each other at the same time. Participation in a meeting by such means shall constitute presence in person at such meeting.

SECTION 3.9. VACANCIES. Any vacancy on the Board may be filled by election at the next annual or special meeting of shareholders. A majority of the Board may fill any vacancy prior to such annual or special meeting of shareholders.

SECTION 3.10. RESIGNATION AND REMOVAL OF DIRECTORS. A director may resign at any time upon written notice to the Board. A director may be removed with or without cause, by a majority of shareholders if the notice of the meeting names the director or directors to be removed at said meeting.

SECTION 3.11. INFORMAL ACTION BY DIRECTORS. The authority of the Board may be exercised without a meeting if a consent in writing, setting forth the action taken, is signed by all of the directors entitled to vote.

SECTION 3.12. COMPENSATION. The Board, by the affirmative vote of a majority of directors then in office, and irrespective of any personal interest of any of its members shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise notwithstanding any director conflict of interest. By resolution of the Board, the directors may be paid their expenses, if any, of attendance at each meeting of the board. No such payment previously mentioned in this section shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 3.13. PRESUMPTION OF ASSENT. A director of the Corporation who is present at a meeting of the Board at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she sha1l file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered or certified mail to the secretary of the Corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

SECTION 3.14. COMMITTEES. A majority of the Board may create one or more committees of two or more members to exercise appropriate authority of the Board. A majority of such committee shall constitute a quorum for transaction of business. A committee may transact business without a meeting by unanimous written consent.

ARTICLE IV

OFFICERS

SECTION 4.1. NUMBER. The officers of the Corporation shall be a president, one or more vice-presidents, a treasurer, a secretary, and such other officers as may be elected or appointed by the Board. Any two or more offices may be held by the same person.

SECTION 4.2. ELECTION AND TERM OF OFFICE. The officers of the Corporation shall be elected annually by the Board at the first meeting of the Board held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the Board. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided. Election of an officer shall not of itself create contract rights.

SECTION 4.3. REMOVAL. Any officer elected or appointed by the Board may be removed by the Board whenever in its judgment the best interest of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

SECTION 4.4. CHIEF EXECUTIVE OFFICER.

The chief executive officer shall be the principal executive officer of the Corporation and shall, subject to the control of the Board, have general authority and exercise general supervision over the business and affairs of the Corporation. He or she shall see that all orders of the Board are carried into effect and shall have responsibility for implementation of the strategies, plans and policies of the Corporation. He or she shall, generally, perform such duties as may from time to time be assigned to him or her by the Board or these Bylaws and is authorized to enter into contracts and execute and deliver instruments on behalf of the Corporation in the ordinary course of its business without specific approval of the Board.

SECTION 4.5. PRESIDENT. If the position of chief executive officer is occupied, the president shall, subject to the control of the Board and the chief executive officer, have general authority and exercise general supervision over the business and affairs of the Corporation, with emphasis on such matters as may be assigned to him or her by the Board or the chief executive officer, and shall report to the chief executive officer. If the position of chief executive officer is vacant, the president shall, subject to the control of the Board, have general authority and exercise general supervision over the business and affairs of the Corporation, shall see that all orders of the Board are carried into effect and shall have responsibility for implementation of the strategies, plans and policies of the Corporation. The president shall, generally, perform such duties as may from time to time be assigned to him or her by the Board, the chief executive officer or these Bylaws and is authorized to enter into contracts and execute and deliver instruments on behalf of the Corporation in the ordinary course of its business without specific approval of the Board or the chief executive officer.

SECTION 4.6. CHIEF OFFICERS.

A chief officer shall, subject to the control of the Board and the chief executive officer (or, if the position of chief executive officer is vacant, the president), have the authority and general supervision over such matters as may be assigned to him or her by the Board and the chief executive officer (or, if the position of chief executive officer is vacant, the president) and shall report to such other executive officers as may be specified by the chief executive officer (or, if the position of the chief executive officer is vacant, the president).

A chief financial officer shall keep full and accurate accounts of assets, liabilities receipts, disbursements and other transactions of the Corporation in books belonging to the Corporation, cause regular audits of such books to be made, render to the other executive officers and the Board an account of the financial condition of the Corporation whenever requested and have authority and supervision over the treasurer. If the position is vacant, the chief financial officer shall perform the duties of the treasurer with all powers of, and subject to all of the restrictions upon, the treasurer. A chief financial officer shall, under authority given to him or her, sign instruments in the name of the Corporation.

A chief operating officer shall have the general supervision and direction of all of the Corporation’s operations and personnel, subject to and consistent with policies enunciated by the Board and the direction of the chief executive officer. A chief operating officer shall, under authority given to him or her, sign instruments in the name of the Corporation.

A chief officer shall, generally, perform such duties as may from time to time be assigned to him or her by the Board, the chief executive officer (or, if the position of chief executive officer is vacant, the president), the other executive officers to whom he or she reports or these Bylaws and is authorized to enter into contracts and execute and deliver instruments on behalf of the Corporation in the ordinary course of its business relating to such matters and duties without specific approval of the Board, the chief executive officer (or, if the position of chief executive officer is vacant, the president) or the other executive officers to whom he or she reports.

SECTION 4.7. THE VICE-PRESIDENTS. Each vice president shall, subject to the control of the Board and the more senior executive officers then serving to whom such vice president directly or indirectly reports, perform all duties as may from time to time be assigned to him or her by the Board, the more senior executive officers then serving to whom such vice president directly or indirectly reports or these Bylaws. In case of the absence of appropriate more senior executive officers, any vice president designated by the Board shall perform the duties of the absent executive officers with all powers of, and subject to all of the restrictions upon, the absent executive officers, as applicable.

SECTION 4.8. THE TREASURER. The treasurer shall, subject to the control of the Board (and, if the position of chief financial officer is occupied, the chief financial officer), have charge and custody of and be responsible for all of the funds and securities of the Corporation and deposit all moneys and other valuable effects in the name of and to the credit of the corporation in banks or other depositories. He or she shall, subject to the control of the Board (and, if the position of chief financial officer is occupied, the chief financial officer), disburse the funds of the Corporation as ordered by the Board or the other executive officers of the Corporation in accordance with these Bylaws, taking proper vouchers for such disbursements, and shall render to the other executive officers and to the Board (at its meetings or whenever the Board may require) a statement of all his or her transactions as treasurer. If the position of chief financial officer is vacant, the treasurer shall also perform the duties of the chief financial officer to the extent that such duties have not been assigned by the Board to some other executive officer. In general, the treasurer shall, subject to the control of the board (and, if the position of chief executive officer is occupied, the chief financial officer), perform all of the duties incident to the office of treasurer and such other duties as may from time to time be assigned to him or her by the Board, the other executive officers or these Bylaws.

SECTION 4.7. THE SECRETARY. The secretary shall, subject to the control of the Board, act as secretary of, and keep the minutes of, the proceedings of the Board and the shareholders in books belonging to the Corporation, give or cause to be given notice of all meetings of shareholders and directors as required by these Bylaws, be custodian of the seal of the Corporation, affix the seal, or cause it to be affixed, to all certificates for shares of capital stock of the Corporation and to all documents the execution of which on behalf of the Corporation under its seal shall have been specifically or generally authorized by the Board, have charge of the stock records of the Corporation and of the other books, records and papers of the Corporation relating to its organization as a corporation and see that the reports, statements and other documents required by law relating to the maintenance of the existence, qualifications and franchises of the Corporation as a corporation are properly kept or filed. The secretary shall, subject to the control of the Board, generally perform all of the duties incident to the office of secretary and such other duties as may from time to time be assigned to him or her by the Board, the executive officers or these Bylaws.

SECTION 4.8. OTHER OFFICERS. The Board may at any time and from time to time elect or appoint such other officers (including, without limitation, assistant executive officers), employees, agents, consultants, representatives and advisors of the Corporation as the Board may deem proper, each of whom shall hold office for such period, have such authority and perform such duties as the Board or the executive officers to whom they directly or indirectly report may from time to time determine.

SECTION 4.9. SALARIES. The salaries of the officers shall be fixed from time to time by the Board and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

ARTICLE V

CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 5.1. CONTRACTS. The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION 5.2. LOANS. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board.

SECTION 5.3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of Indebtedness is issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by dissolution of the Board.

SECTION 5.4. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select.

ARTICLE VI

SHARES AND THEIR TRANSFER

SECTION 6.1.  SHARES REPRESENTED BY CERTIFICATES AND UNCERTIFICATED  SHARES.  Shares either shall be represented by certificates or shall be uncertificated shares.

Certificates representing shares of the Corporation shall be signed by the appropriate officers and may be sealed with the seal or a facsimile of the seal of the Corporation. If a certificate is countersigned by a transfer agent or registrar, other than the Corporation or its employee, any other signatures may be facsimile. Each certificate representing shares shall be consecutively numbered or otherwise identified, and shall also state the name of the person to whom issued, the number and class of shares (with designation of series, it any), the date of issue, and that the Corporation is organized under Illinois law. If the Corporation is authorized to issue shares of more than one class or of series within a class, the certificate shall also contain such information or statement as may be required by law.

Unless prohibited by the Articles of Incorporation, the Board may provide by resolution that some or all of any class or series of shares shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until the certificate has been surrendered to the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the registered owner thereof a written notice of all information that would appear on a certificate. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares shall be identical to those of the holders of certificates representing shares of the same class and series.

The name and address of each shareholder, the number and class of shares held and the date on which the shares were issued shall be entered on the books of the Corporation. The person in whose name shares stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

SECTION 6.2. LOST CERTIFICATES. If a certificate representing shares has allegedly been lost or destroyed the Board may in its discretion, except as may be required by law, direct that a new certificate be issued upon such indemnification and other reasonable requirements as it may impose.

SECTION 6.3. TRANSFERS OF SHARES. Transfer of shares of the Corporation shall be recorded on the books of the Corporation. Transfer of shares represented by a certificate, except in the case of a lost or destroyed certificate, shall be made on surrender for cancellation of the certificate for such shares. A certificate presented for transfer must be duly endorsed and accompanied by proper guaranty of signature and other appropriate assurances the endorsement is effective. Transfer of an uncertificated share shall be made on receipt by the Corporation of an instruction from the registered owner or other appropriate person. The instruction shall be in writing or a communication in such form as may be agreed upon in writing by the Corporation.

ARTICLE VII

FISCAL YEAR

SECTION 7.1. The fiscal year of the Corporation shall be fixed by resolution of the Board. In the absence of such a resolution, the fiscal year of the Corporation shall be the calendar year.

ARTICLE VIII

DISTRIBUTIONS

SECTION 8.1. The Board may authorize, and the Corporation may make, distributions to its shareholders, subject to any restrictions in its Articles of Incorporation or provided by law.

ARTICLE IX

SEAL

SECTION 9.1. The corporate seal shall have inscribed thereon the name of the Corporation and the words Corporate Seal, Illinois. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced, provided that affixing of the corporate seal to an instrument shall not give the instrument additional force or effect, or change the construction thereof, and the use of the corporate seal is not mandatory.

ARTICLE X

WAIVER OF NOTICE

SECTION 10.1. Whenever any notice is required to be given under the provisions of these Bylaws or under the provisions of the Articles of Incorporation or under the provisions of The Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting shall constitute waiver of notice thereof unless the person at the meeting objects to the holding of the meeting because proper notice was not given.

ARTICLE XII

AMENDMENTS

SECTION 12.1. Unless the power to make, alter, amend or repeal the Bylaws is reserved to the shareholders by the Articles of Incorporation, the Bylaws of the Corporation may be made, altered, amended or repealed by the shareholders or the Board, but no Bylaw adopted by the shareholders may be altered, amended or repealed by the Board if the Bylaws so provide. The Bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with The Business Corporation Act or the Articles of Incorporation.

LIFEWAY FOODS, INC.
ATTN: EDWARD SMOLYANSKY
6431 W. OAKTON ST.
MORTON GROVE, IL 60053

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Ludmila Smolyansky
02 Julie Smolyansky
03 Pol Sikar
04 Renzo Bernardi
05 Gustavo Carlos Valle
06 Paul Lee
07 Jason Scher

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date	SHARES CUSIP # SEQUENCE #

0000180220_1 R1.0.0.51160

02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

LIFEWAY FOODS, INC.
Annual Meeting of Shareholders
June 20, 2013 2:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Ludmila Smolyansky or Julie Smolyansky, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Lifeway Foods, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND FOR 3 YEARS ON PROPOSAL 5.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side

0000180220_2 R1.0.0.51160